EXHIBIT 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




We hereby consent to the use in this Registration Statement on Form S-4 of our report dated January 14, 1997, with respect to the consolidated financial statements of Sun State Capital Corporation and subsidiary. We also consent to the reference to our firm under the heading "Experts" in the prospectus.


                                               /s/ McGladrey & Pullen LLP

                                               MCGLADREY & PULLEN LLP

Las Vegas, Nevada
September 2, 1997